VALIC COMPANY I

Small Cap Aggressive Growth Fund

Supplement to the Summary Prospectus dated October 1, 2010

In the Fund Summary section titled “Investment Adviser,” Thomas C. Ognar, CFA, a portfolio manager with Wells Capital Management Incorporated will act as the sole portfolio manager of the Small Cap Aggressive Growth Fund (the “Fund”). Mr. Ognar began managing the Fund on March 12, 2011.

Date: May 10, 2011